UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2014

SCANDIUM INTERNATIONAL MINING CORP.

(Exact name of registrant as specified in its charter)

000-54416

(Commission File Number)

British Columbia, Canada	98-1009717
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1430 Greg Street, Suite 501, Sparks, Nevada, 89431

(Address of principal executive offices) (Zip Code)

(775) 355-9500

Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 19, 2014, the Registrant changed its name from EMC Metals Corp. to Scandium International Mining Corp.

Effective November 28, 2014, the Registrant’s shares of common stock will commence trading on the Toronto Stock Exchange under the new name and new symbol “SCY”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC Metals Corp.
Date	November 24, 2014	(Registrant)
/s/ Edward Dickinson
Edward Dickinson, Chief Financial Officer